Exhibit 1.1
IronPlanet, Inc.
                     Shares of Common Stock
Underwriting Agreement
           , 2010
J.P. Morgan Securities Inc.
Deutsche Bank Securities Inc.
As Representatives of the
several Underwriters listed
in Schedule 1 hereto
J.P. Morgan Securities Inc.
383 Madison Avenue
New York, New York 10179
Deutsche Bank Securities Inc.
60 Wall St.
New York, New York 10005
Ladies and Gentlemen:
     IronPlanet, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several Underwriters listed in Schedule 1 hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), an aggregate of                      shares of common stock, par value $0.001 per share, of the Company (“Common Stock”), and certain stockholders of the Company named in Schedule 2 hereto (the “Selling Stockholders”) propose severally and not jointly to sell to the several Underwriters an aggregate of                      shares of Common Stock (collectively, the “Underwritten Shares”). Except as otherwise specifically provided in Sections 4, 8, and 9 hereunder, the term “Selling Stockholders” includes those stockholders named Management Selling Stockholders in Schedule 2 hereto (the “Management Selling Stockholders”). In addition, the Selling Stockholders propose to sell, at the option of the Underwriters, up to an additional                      shares of Common Stock (collectively, the “Option Shares”). The Underwritten Shares and the Option Shares are herein referred to as the “Shares”. The shares of Common Stock to be outstanding after giving effect to the sale of the Shares are referred to herein as the “Stock”.
     As part of the offering contemplated by this Agreement, Piper Jaffray & Co. (the “Designated Underwriter”) has agreed to reserve out of the Underwritten Shares purchased by it under this Agreement, up to                      shares for sale to the Company’s directors, employees and other parties associated with the Company (collectively, the “Directed Stock Participants”), as set forth in the Prospectus (as defined below) under the heading “Underwriting” (the “Directed Stock Program”). The Underwritten Shares to be sold by the Designated Underwriter pursuant to the Directed Stock Program (the “Directed Stock”) will be sold by the Designated Underwriter pursuant to this Agreement at the initial public offering price set forth on the cover of the Prospectus. Any Directed Stock not subscribed for by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.

     The Company and the Selling Stockholders hereby confirm their agreement with the several Underwriters concerning the purchase and sale of the Shares, as follows:
     1. Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form S-1 (File No. 333-165557), including a prospectus, relating to the Shares. Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means each prospectus included in such registration statement (and any amendments thereto) before it became effective, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and the term “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Shares. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.
     At or prior to the Applicable Time (as defined below), the Company had prepared the following information (collectively with the pricing information set forth on Annex B, the “Pricing Disclosure Package”): a Preliminary Prospectus dated [•], 2010 and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex B hereto.
     “Applicable Time” means [    ] [A/P].M., New York City time, on [                    ], 2010.
     2. Purchase of the Shares by the Underwriters. (a) The Company agrees to issue and sell, and each of the Selling Stockholders agrees, severally and not jointly, to sell, on the basis of the representations, warranties, and agreements set forth herein and subject to the conditions set forth herein, the Underwritten Shares to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase at a price per share (the “Purchase Price”) of $                     from the Company the respective number of Underwritten Shares set forth opposite such Underwriter’s name in Schedule 1 hereto, and from each of the Selling Stockholders the number of Underwritten Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Underwritten Shares to be sold by each of the Selling Stockholders as set forth opposite their respective names in Schedule 2 hereto by a fraction, the numerator of which is the aggregate number of Underwritten Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule 1 hereto and the denominator of which is the aggregate number of Underwritten Shares to be purchased by all the Underwriters from all of the Selling Stockholders hereunder.

     In addition, each of the Selling Stockholders agrees, severally and not jointly, as and to the extent indicated in Schedule 2 hereto, to sell, on the basis of the representations, warranties, and agreements set forth herein and subject to the conditions set forth herein, the Option Shares] to the several Underwriters as provided in this Agreement, and the Underwriters, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase, severally and not jointly, from each Selling Stockholder at the Purchase Price less an amount per share equal to any dividends or distributions declared by the Company and payable on the Underwritten Shares but not payable on the Option Shares. If any Option Shares are to be purchased, the number of Option Shares to be purchased by each Underwriter shall be the number of Option Shares which bears the same ratio to the aggregate number of Option Shares being purchased as the number of Underwritten Shares set forth opposite the name of such Underwriter in Schedule 1 hereto (or such number increased as set forth in Section 12 hereof) bears to the aggregate number of Underwritten Shares being purchased from the Selling Stockholders by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Shares as the Representatives in their sole discretion shall make. Any such election to purchase Option Shares shall be made in proportion to the maximum number of Option Shares to be sold by each Selling Stockholder as set forth in Schedule 2 hereto.
     The Underwriters may exercise the option to purchase Option Shares at any time in whole, or from time to time in part, on or before the thirtieth day following the date of the Prospectus, by written notice from the Representatives to the Company and the Attorneys-in-Fact (as defined below). Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date or later than the tenth full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 12 hereof). Any such notice shall be given at least two business days prior to the date and time of delivery specified therein.
     (b) The Company and the Selling Stockholders understand that the Underwriters intend to make a public offering of the Shares as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the Shares on the terms set forth in the Prospectus. The Company and the Selling Stockholders acknowledge and agree that the Underwriters may offer and sell Shares to or through any affiliate of an Underwriter.
     (c) Payment for the Shares shall be made by wire transfer in immediately available funds to the respective accounts specified by the Company and the Attorneys-in-Fact or any of them (with regard to payment to the Selling Stockholders), to the Representatives in the case of the Underwritten Shares, at the offices of Orrick, Herrington & Sutcliffe LLP at 10:00 A.M., New York City time, on [                     ], 2010, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives, the Company and the Attorneys-in-Fact may agree upon in writing or, in the case of the Option Shares, on the date and at the time and place specified by the Representatives in the written notice of the Underwriters’ election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares is referred to herein as the “Closing Date”, and the time and date for such payment for the Option Shares, if other than the Closing Date, is herein referred to as the “Additional Closing Date”.
     Payment for the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to J.P. Morgan Securities Inc. for the respective accounts of the several Underwriters of the Shares to be purchased on such date, with any transfer taxes payable in connection with the sale of such Shares duly paid by the Company and the Selling Stockholders, as applicable. Delivery of the Shares shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct. The certificates for the Shares will be made available for inspection and packaging by the Representatives at the office of DTC or its designated custodian not later than 4:00 P.M., New York City time, on the business day prior to the Closing Date or the Additional Closing Date, as the case may be.
     (d) Each of the Company and each Selling Stockholder acknowledges and agrees that the purchase and sale of the Shares pursuant to, and the Offering of the Shares contemplated by, this Agreement is an arm’s-length commercial transaction between the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, and that the Underwriters are not acting as an advisor or a fiduciary to, or an agent of, the Company, the Selling Stockholders or any other person (including in connection with determining the terms of the offering). Additionally, neither the Representatives nor any other Underwriter is advising the Company, the Selling Stockholders or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Selling Stockholders shall consult with their own advisors concerning such matters to the extent each deems it appropriate and each shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company or the Selling Stockholders with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company or the Selling Stockholders.
     3. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter and the Selling Stockholders that:
     (a) Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus included in the Pricing Disclosure Package, at the time of filing thereof, complied in all material respects with the Securities Act, and no Preliminary Prospectus, at the time of filing thereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.

     (b) Pricing Disclosure Package. The Pricing Disclosure Package as of the Applicable Time did not, and at the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Pricing Disclosure Package, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.
     (c) Issuer Free Writing Prospectus. Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not used, made, authorized, approved or referred to and will not use, make, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex B hereto, each electronic road show and any other written communications approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and at the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus or Preliminary Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Issuer Free Writing Prospectus or Preliminary Prospectus; it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.
     (d) Registration Statement and Prospectus. The Registration Statement has been declared effective by the Commission. No order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Shares has been initiated or, to the knowledge of the Company, threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement and any such amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof.
     (e) Financial Statements. The financial statements (including the related notes thereto) of the Company and its consolidated subsidiaries included in the Registration Statement, the Pricing Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified in each case on the basis stated in the Registration Statement; such financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods covered thereby, and any supporting schedules included in the Registration Statement present fairly, in all material respects, the information required to be stated therein; and the other financial information included in the Registration Statement, the Pricing Disclosure Package, and the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly, in all material respects, the information shown thereby; all disclosures contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus regarding “non GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act of 1934 as amended (collectively with the rules and regulations of the Commission thereunder, the “Exchange Act”) and Item 10 of Regulation S-K of the Securities Act, to the extent applicable; and the pro forma financial information and the related notes thereto included in the Registration Statement, the Pricing Disclosure Package and the Prospectus have been prepared in accordance with the applicable requirements of the Securities Act and in conformity with GAAP applied on a consistent basis throughout the periods covered thereby and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus.
     (f) No Material Adverse Change. Subsequent to the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except as disclosed in the Pricing Disclosure Package, (i) there has not been any change in the capital stock (other than the issuance of shares of Common Stock upon exercise of stock options and warrants described as outstanding in, or grants of stock options or other securities by the Company in the ordinary course under Company Stock Plans (as defined below) described in, the Registration Statement, the Pricing Disclosure Package and the Prospectus), short-term debt or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development that could reasonably be expected to result in a material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its sub- sidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business that is material to the Company and its subsidiaries taken as a whole and that is either from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus.
     (g) Organization and Good Standing. The Company and each of its subsidiaries have been duly incorporated and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”) or on the performance by the Company of its obligations under this Agreement. The subsidiary listed in Exhibit 21 to the Registration Statement is the only subsidiary of the Company.
     (h) Capitalization. The Company has an authorized capitalization as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus in the column entitled “Actual” under the heading “Capitalization” (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements, or Company Stock Plans or, pursuant to the exercise of convertible securities or options referred to in the Prospectus); all the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders) have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Pricing Disclosure Package and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares) and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.
     (i) Stock Options. With respect to the stock options (the “Stock Options”) granted pursuant to the stock-based compensation plans of the Company and its subsidiaries (the “Company Stock Plans”), (i) each Stock Option intended to qualify as an “incentive stock option” under Section 422 of the Code so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents and the award agreement governing any such grant outstanding as of the date hereof (if any) was duly executed and delivered by each party thereto, (iii) each such grant was made in accordance with the terms of the Company Stock Plans, and (iv) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company.
     (j) Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken.
     (k) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.
     (l) The Shares. The Shares to be issued and sold by the Company hereunder have been duly authorized by the Company and, when issued and delivered and paid for as provided herein, will be duly and validly issued, will be fully paid and nonassessable and will conform in all material respects to the descriptions thereof in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The issuance of the Shares is not subject to any preemptive or other similar rights of a Company stockholder to purchase or subscribe for any securities of the Company.
     (m) [Intentionally omitted.]
     (n) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect or a material adverse effect on the performance by the Company of its obligations under this Agreement.

     (o) No Conflicts. The execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Shares by the Company[, the issuance by the Company of the Shares to be issued upon the exercise of the Options (as defined below)] and the consummation by the Company of the transactions contemplated by this Agreement, the Pricing Disclosure Package, and the Prospectus will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect or a material adverse effect on the performance by the Company of its obligations under this Agreement.
     (p) No Consents Required. No consent, approval, authorization, order, license, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated by this Agreement, the Pricing Disclosure Package, and the Prospectus, except for (i) the registration of the Shares under the Securities Act, (ii) such consents, approvals, authorizations, orders and registrations or qualifications as may be required by the Financial Industry Regulatory Authority, Inc. (“FINRA”), The NASDAQ Stock Market (the “Exchange”) and under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, (iii) the filing of an amended and restated certificate of incorporation of the Company with the Secretary of State of the State of Delaware, and (iv) those that have already been obtained.
     (q) Legal Proceedings. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect or a material adverse effect on the performance by the Company of its obligations under this Agreement (and the Company is not aware of any facts that would reasonably form the basis of any such investigation, action, suit or proceeding); no such investigations, actions, suits or proceedings are threatened or, to the knowledge of the Company, contemplated by any governmental or regulatory authority or others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing

Disclosure Package or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.
     (r) Independent Accountants. Grant Thornton LLP, who have certified certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.
     (s) Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
     (t) Title to Intellectual Property. Except as disclosed in the Registration Statement, Pricing Disclosure Package, and the Prospectus, the Company and its subsidiaries own or possess, or can obtain on reasonable terms, rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) material for the conduct of their respective businesses as currently conducted and as proposed to be conducted, as described in the Registration Statement, the Pricing Disclosure Package, and the Prospectus (collectively, the “Intellectual Property”). To the knowledge of the Company, the conduct of the Company and its subsidiaries’ businesses will not conflict in any material respect with any rights of others. The Company and its subsidiaries have not received any notice of any pending action, suit, or proceeding involving a claim of infringement, misappropriation or conflict with the rights of others or with the Company’s Intellectual Property, which could reasonably be expected to result in a Material Adverse Effect.
     (u) No Undisclosed Relationships. To the knowledge of the Company after due inquiry, no relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, or customers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the Prospectus and that is not so described in such documents and in the Pricing Disclosure Package.
     (v) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof received by the Company as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

     (w) Taxes. The Company and its subsidiaries have paid all material federal, state, local and foreign taxes and filed all material tax returns required to be paid or filed through the date hereof; and except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there is no material tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets.
     (x) Licenses and Permits. To the knowledge of the Company, the Company and its subsidiaries possess, or are in the process of obtaining, all material licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus; and except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.
     (y) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened, and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or its subsidiaries’ principal contractors or customers, except as would not have a Material Adverse Effect.
     (z) Compliance with and Liability under Environmental Laws. The Company and its subsidiaries (a) are, and at all prior times were, in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions, judgments, decrees and orders relating to pollution or the protection of the environment, natural resources or human health or safety, including those relating to the generation, storage, treatment, use, handling, transportation, Release or threat of Release of Hazardous Materials (collectively, “Environmental Laws”), except for instances of non-compliance which have been corrected and for which there is no remaining liability, (b) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, (c) have not received notice of any actual or potential liability under or relating to, or actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any Release or threat of Release of Hazardous Materials, (d) are not required under applicable Environmental Laws to conduct or pay any material amount for, in whole or in part, any investigation, remediation or other corrective action pursuant to any Environmental Law at any location, and (e) are not a party to any order, decree or agreement (other than decisions of general applicability or permits and authorizations applicable to the businesses) that imposes any obligation or liability under any Environmental Law, and except for any matter as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (ii) except as described the Registration Statement, the Pricing Disclosure Package and the Prospectus, (a) there are no proceedings pending, or to the knowledge of the Company, threatened, against the Company or any of its subsidiaries under any

Environmental Laws in which a governmental entity is also a party, other than such proceedings that could not reasonably be expected to result in monetary sanctions of $100,000 or more, (b) none of the Company and its subsidiaries anticipates material capital expenditures relating to any Environmental Laws.
     (aa) Hazardous Materials. There has been no storage, generation, transportation, use, handling, treatment, Release or threat of Release of Hazardous Materials by or caused by the Company or any of its subsidiaries (or, to the knowledge of the Company and its subsidiaries, any predecessor for whose acts or omissions the Company or any of its subsidiaries is or could reasonably be expected to be liable) at, on, under or from any property or facility now or previously owned, operated or leased by the Company or any of its subsidiaries, or, to the knowledge of the Company, at, on, under or from any other property or facility, in violation of any Environmental Laws or in a manner or amount or to a location that could reasonably be expected to result in any liability of the Company or its subsidiaries under any Environmental Law, except for any violation or liability which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. “Hazardous Materials” means any material, chemical, substance, waste, pollutant, contaminant, compound, mixture, or constituent thereof, in any form or amount, that is regulated or which can give rise to liability under any Environmental Law, including petroleum (including crude oil or any fraction thereof) and petroleum products, natural gas liquids, asbestos and asbestos containing materials, naturally occurring radioactive materials, brine, and drilling mud. “Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, or migrating in, into or through the environment, or in, into, from or through any building or structure.
     (bb) Compliance with ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in all material respects in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to, ERISA and the Code, except for noncompliance that could not reasonably be expected to result in material liability to the Company or its subsidiaries; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption that could reasonably be expected to result in a material liability to the Company or its subsidiaries; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, as applicable, has been satisfied (without taking into account any waiver thereof or extension of any amortization period) and is reasonably expected to be satisfied in the future (without taking into account any waiver thereof or extension of any amortization period); (iv) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (v) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur that either has resulted, or could reasonably be expected to result, in material liability to the Company or its subsidiaries; (vi) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA); and (vii) there is no pending audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other governmental agency or any foreign regulatory agency with respect to any Plan that could reasonably be expected to result in material liability to the Company or its subsidiaries. None of the following events has occurred or is reasonably likely to occur: a material increase in the aggregate amount of contributions required to be made to all Plans by the Company or its subsidiaries in the current fiscal year of the Company and its subsidiaries compared to the amount of such contributions made in the Company and its subsidiaries’ most recently completed fiscal year.
     (cc) Disclosure Controls. The Company and its subsidiaries maintain a system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act (the “Exchange Act”)) that is effective in all material respects to perform the functions for which it was established and that has been designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.
     (dd) Accounting Controls. Except as disclosed in the Registration Statement, Pricing Disclosure Package, and the Prospectus, the Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a 15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no material weaknesses in the Company’s internal controls. Except as disclosed in the Registration Statement, Pricing Disclosure Package, and the Prospectus, the Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) any significant deficiencies or material weaknesses (as those terms are defined in Auditing Standard No. 5 of the Public Company Accounting Oversight Board) in the design or operation of its internal controls over financial reporting which have adversely affected or are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and

(ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.
     (ee) Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are generally maintained by companies engaged in the same or similar businesses and at the same or a similar stage of development, except where the failure to maintain such insurance could not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.
     (ff) No Unlawful Payments. Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or, acting on behalf of the Company or any of its subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or (iv) made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment.
     (gg) Compliance with Money Laundering Laws. The Company and its subsidiaries, have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, and, to the knowledge of the Company, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
     (hh) Compliance with OFAC. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, or controlled affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not, directly or indirectly, use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
     (ii) No Restrictions on Subsidiaries. Subject to any prohibitions or restrictions under any applicable laws, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock or shares, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.
     (jj) No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.
     (kk) No Registration Rights. Except for the Selling Stockholders and as set forth in the Prospectus, the Registration Statement, or the Pricing Disclosure Package, no person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission, the issuance and sale of the Shares by the Company or, to the knowledge of the Company, the sale of the Shares to be sold by the Selling Stockholders hereunder.
     (ll) No Stabilization. The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.
     (mm) Margin Rules. The application of the proceeds received by the Company from the issuance, sale and delivery of the Shares as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus will not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.
     (nn) Forward-Looking Statements. No forward-looking statement contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.
     (oo) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement, the Pricing Disclosure Package and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.
     (pp) [The Options. The unissued Shares issuable upon the exercise of options (the “Options”) to be exercised by certain of the Selling Stockholders (the “Optionholders”) have been duly authorized by the Company and validly reserved for issuance, and at the time of delivery to the Underwriters with respect to such Shares, such Shares will be issued and delivered in accordance with the provisions of the Stock Option Agreements between the Company and such Selling Stockholders pursuant to which such Options were granted (the “Option Agreements”) and will be validly issued, fully paid and non-assessable and will conform in all material respects to the description thereof in Pricing Disclosure Package and the Prospectus.]
     (qq) [The Option Agreements. The Options were duly authorized and issued pursuant to the Option Agreements and constitute valid and binding obligations of the Company and the

Optionholders are entitled to the benefits provided by the Option Agreements; the Option Agreements were duly authorized, executed and delivered and constitute valid and legally binding agreements enforceable against the Company in accordance with their terms except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability; and the Options and the Option Agreements conform in all material respects to the descriptions thereof in Pricing Disclosure Package and the Prospectus.]
     (rr) Sarbanes-Oxley Act. There is no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans.
     (ss) Status under the Securities Act. At the time of filing the Registration Statement and any amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act.
     (tt) Rated Securities. Neither the Company nor any of its subsidiaries has any debt securities, preferred stock of or guarantees that are rated by a “nationally recognized statistical rating organization”, as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act.
     (uu) Except with notice to the Representatives and compliance with applicable laws, none of the Directed Stock distributed in connection with the Directed Stock Program will be offered or sold outside of the United States.
     4. Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders severally and not jointly represents and warrants to each Underwriter and the Company that:
          (a) Required Consents; Authority. All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement, the Irrevocable Power of Attorney (the “Power of Attorney”) and the Custody Agreement (the “Custody Agreement”) hereinafter referred to, and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained (other than as may be required under any U.S. federal or state securities or FINRA regulations), except where the failure to obtain such consent, approval, authorization or order would not affect such Selling Stockholder’s ability to consummate the sale of such Shares; and such Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder; this Agreement, the Power of Attorney and the Custody Agreement have each been duly authorized by such Selling Stockholder, such Selling Stockholder has duly executed and delivered the Power of Attorney and the Custody Agreement, and this Agreement has been duly executed and delivered on behalf of such Selling Stockholder.
          (b) No Conflicts. The execution, delivery and performance by such Selling Stockholder of this Agreement, the Power of Attorney and the Custody Agreement, the sale of the Shares to be sold by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated herein or therein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Stockholder pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, except for any conflicts, breaches, violations, defaults, liens, charges or encumbrances which would not materially adversely affect such Selling Stockholder’s ability to consummate the sale of such Shares, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of such Selling Stockholder or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory agency, except for any conflicts, breaches, violations, defaults, liens, charges or encumbrances which would not materially adversely affect such Selling Stockholder’s ability to consummate the sale of such Shares; provided that no representation or warranty is made with respect to the compliance by any other party (other than the Management Selling Stockholders with respect to the Company) with any applicable U.S. federal and state securities laws or anti-fraud laws.
          (c) Title to Shares. Such Selling Stockholder has valid title, or a “security entitlement” within the meaning of Section 8-501(b) of the New York Uniform Commercial Code in respect of the Shares to be sold at the Closing Date or the Additional Closing Date, as the case may be, by such Selling Stockholder hereunder [(other than the Shares to be issued upon exercise of Options)], free and clear of all liens, encumbrances, equities or adverse claims; and such Selling Stockholder will have, immediately prior to the Closing Date or the Additional Closing Date, as the case may be, [assuming due issuance of any Shares to be issued upon exercise of Options,] valid title, or a security entitlement in respect of, the Shares to be sold at the Closing Date or the Additional Closing Date, as the case may be, by such Selling Stockholder, free and clear of all liens, encumbrances, equities or adverse claims; and, upon the delivery of such Shares and payment for such Shares pursuant hereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or adverse claims, will pass to the several Underwriters.
          (d) No Stabilization. Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares (except no representation or warranty is made as to the activities of the Underwriters).
          (e) Pricing Disclosure Package. The Pricing Disclosure Package, at the Applicable Time did not, and as of the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided (i) that such Selling Stockholder’s representations under this Section 4(e) shall only apply to any untrue statement of material fact or omission to state a material fact made in reliance upon and in conformity with information furnished by such Selling Stockholder, in writing to the Company, relating to such Selling Stockholder expressly for use in the Pricing Disclosure Package, it being understood and agreed that for the purposes of this Agreement, the only information so furnished by such Selling Stockholder consists of the legal name, address, and number of shares of Common Stock owned by such Selling Stockholder before and after the offering and the other information with respect to such Selling Stockholder (excluding percentages) which appear in the table (and corresponding footnotes) under the caption “Principal and Selling Stockholders” (with respect to each Selling Stockholder, the “Selling Stockholder Information”); and (ii) that such Selling Stockholder makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in such Pricing Disclosure Package, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof; provided, however, that Section 4(e)(i) shall not apply to Management Selling Stockholders.
     (f) Issuer Free Writing Prospectus. Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, such Selling Stockholder (including its agents and representatives, other than the Underwriters in their capacity as such) has not used, made, authorized, approved, or referred to and will not use, make, authorize, approve, or refer to any Issuer Free Writing Prospectus, other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, (ii) the documents listed on Annex B hereto, each electronic road show and any other written communications approved in writing in advance by the Company and the Representatives, or (iii) any document prepared by the Company without input from the Selling Stockholders or their agents.
     (g) Registration Statement and Prospectus. As of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement and any such amendment complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that (i) such Selling Stockholder’s representations and warranties under this Section 4(g) shall only apply to such Selling Stockholder’s Selling Stockholder Information, and (ii) such Selling Stockholder makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Pricing Disclosure Package and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(c) hereof; provided, however, that Section 4(g)(i) shall not apply to Management Selling Stockholders.
     (h) Material Information. As of the date hereof, as of the Closing Date and as of the Additional Closing Date, as the case may be, that the sale of the Shares by such Selling Stockholder is not and will not be prompted by any material information concerning the Company which is not set forth in the Registration Statement, the Pricing Disclosure Package or the Prospectus; provided, however, that the representation and warranty of Section 4(h) shall only be a representation and warranty by each Management Selling Stockholders on a several but not joint basis.
     Each of the Selling Stockholders severally represents and warrants that certificates in negotiable form representing all of the Shares to be sold by such Selling Stockholders hereunder [other than any such Shares to be issued upon the exercise of Options,] have been [, and each of the Selling Stockholders who is selling Shares upon the exercise of Options severally represents and warrants that duly completed and executed irrevocable Option exercise notices, in the forms specified by the relevant Option Agreement, with respect to all of the Shares to be sold by such Selling Stockholders hereunder have been,] placed in custody under a Custody Agreement relating to such Shares, duly executed and delivered by such Selling Stockholder to Mellon Investor Services LLC, as custodian (the “Custodian”), and that such Selling Stockholder has duly executed and delivered a Power of Attorney, appointing the person or persons indicated in Schedule II hereto, and each of them, as such Selling Stockholders’ Attorneys-in-fact (the “Attorneys-in-Fact” or any one of them the “Attorney-in Fact”) with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to the Selling Stockholders as provided herein, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder [, to authorize (if applicable) the exercise of the Options to be exercised with respect to the Shares to be sold by such Selling Stockholder hereunder] and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Power of Attorney.
     Each of the Selling Stockholders severally agrees that the Shares represented by the certificates [or the irrevocable Option exercise notice, in either case] held in custody for such Selling Stockholder under the Custody Agreement, are subject to the interests of the Underwriters hereunder, and that the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Custody Agreement and Power of Attorney, are to that extent irrevocable. Each of the Selling Stockholders severally agrees that the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder, or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership, corporation or similar organization, by the dissolution of such partnership, corporation or organization, or by the occurrence of any other event. If any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership, corporation or similar organization should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing such Shares shall be delivered by or on behalf of such Selling Stockholder in accordance with the terms and conditions of this Agreement and the Custody Agreement, and actions taken by the Attorneys-in-Fact pursuant to the Power of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.
     5. Further Agreements of the Company. The Company covenants and agrees with each Underwriter that:
     (a) Required Filings. The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; and will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request.
     (b) Delivery of Copies. The Company will deliver, without charge, (i) to the Representatives, three signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and each Issuer Free Writing Prospectus) as the Representatives may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Shares by any Underwriter or dealer.
     (c) Amendments or Supplements, Issuer Free Writing Prospectuses. Before using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably object upon advice of counsel.

     (d) Notice to the Representatives. The Company will advise the Representatives promptly, and confirm such advice in writing (which advice may be delivered by e-mail), (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Prospectus or any Issuer Free Writing Prospectus or any amendment to the Prospectus has been filed; (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (v) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package or the Prospectus or the initiation or, to the knowledge of the Company, threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (vi) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the Pricing Disclosure Package or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Pricing Disclosure Package or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or, to the knowledge of the Company, threatening of any proceeding for such purpose; and the Company will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, any of the Pricing Disclosure Package or the Prospectus or suspending any such qualification of the Shares and, if any such order is issued, to obtain as soon as possible the withdrawal thereof.
     (e) Ongoing Compliance. (1) If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Pricing Disclosure Package to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Pricing Disclosure Package as may be necessary so that the statements in the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances existing when the Pricing Disclosure Package is delivered to a purchaser, be misleading or so that the Pricing Disclosure Package will comply with law.
     (f) Blue Sky Compliance. The Company will qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Shares; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in respect of doing business in any such jurisdiction if it is not otherwise so subject.
     (g) Earning Statement. The Company will make generally available to its security holders and the Representatives (which may be satisfied by filing on the Commission’s Electronic Data Gathering, Analysis, and Retrieval system (“EDGAR”)) as soon as reasonably practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.
     (h) Clear Market. For a period of 180 days after the date of the Prospectus, the Company will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act relating to, any shares of Stock or any securities convertible into or exercisable or exchangeable for Stock, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise, without the prior written consent of the Representatives, other than (a) the Shares to be sold hereunder, (b) any shares of Stock of the Company issued upon the exercise of options granted under Company Stock Plans, (c) the grant or issuance by the Company of employee, consultant, or director stock options or restricted stock in the ordinary course of business under Company Stock Plans, [(d) the issuance of securities in connection with the acquisition by the Company or any of its subsidiaries of the securities, businesses, property or other assets of another person or entity or pursuant to any employee benefit plan assumed by the Company in connection with any such acquisition, (e) the issuance of securities in connection with joint ventures, commercial relationships, or other strategic transactions; provided that, in the case of clauses (d) and (e), (i) the aggregate number of shares issued in all such acquisitions and transactions does not exceed 5% of the Company’s outstanding common stock following the offering of Common Stock contemplated by this Agreement and (ii) each person to whom such shares are issued executes a “lock-up” agreement in the form of Exhibit A hereto, or (f) any shares of Stock otherwise transferred or disposed of by the Company during the 180-day restricted period with the advance written consent of the Representatives. Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.
     (i) Use of Proceeds. The Company will apply the net proceeds from the sale of the Shares as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading “Use of Proceeds”.
     (j) No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Stock.
     (k) Exchange Listing. The Company will use its best efforts to list, subject to notice of issuance, the Shares on the Exchange.
     (l) Directed Stock Program Compliance in Foreign Jurisdictions. The Company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which Directed Stock is offered in connection with the Directed Stock Program.
     (m) Restrictions on Directed Stock. In connection with the Directed Stock Program to ensure that the Directed Stock will be restricted to the extent required by FINRA or the rules of such association from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement, the Company will direct the transfer agent to place stop-transfer restrictions upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions any of the Directed Stock, the Company agrees to reimburse the Underwriters for any reasonable expense (including, without limitation, legal expenses) they incur with such release.
     (l) Reports. So long as the Shares are outstanding, the Company will furnish to the Representatives, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system; provided the Company will be deemed to have furnished such reports and financial statements to the Representatives to the extent they are filed on EDGAR.
     (m) Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.
     (n) Filings. The Company will file with the Commission such reports as may be required by Rule 463 under the Securities Act.
     6. Further Agreements of Each Selling Stockholder. Each of the Selling Stockholders covenants and agrees with each Underwriter that:
     (a) Clear Market. It has delivered a Lock Up Agreement substantially in the form of Exhibit A.
     (b) Tax Form. It will deliver to the Representatives prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Underwriters’ documentation of their compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated.
     7. Certain Agreements of the Underwriters. Each Underwriter hereby represents and agrees that:
     (a) It has not used, authorized use of, referred to or participated in the planning for use of, and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex B or prepared pursuant to Section 3(c) or Section 4(c) above (including any electronic road show), or (iii) any free writing prospectus prepared by such underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”).
     (b) It has not and will not, without the prior written consent of the Company, use any free writing prospectus that contains the final terms of the Shares unless such terms have previously been included in a free writing prospectus filed with the Commission; provided that Underwriters may use a term sheet substantially in the form of Annex C hereto without the consent of the Company; provided further that any Underwriter using such term sheet shall notify the Company, and provide a copy of such term sheet to the Company, prior to, or substantially concurrently with, the first use of such term sheet.
     (c) It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company and the Selling Stockholders if any such proceeding against it is initiated during the Prospectus Delivery Period).
     8. Conditions of Underwriters’ Obligations. The obligation of each Underwriter to purchase the Underwritten Shares on the Closing Date or the Option Shares on the Additional Closing Date, as the case may be, as provided herein is subject to the performance by the Company and each of the Selling Stockholders of their respective covenants and other obligations hereunder and to the following additional conditions:
     (a) Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 5(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.
     (b) Representations and Warranties. The respective representations and warranties of the Company and the Selling Stockholders contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the Additional Closing Date, as the case may be; and the statements of the Company and its officers and of each of the Selling Stockholders and their officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be.
     (c) No Material Adverse Change. No event or condition of a type described in Section 3(f) hereof shall have occurred or shall exist, which event or condition is not described in the Pricing Disclosure Package (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.
     (d) Officers’ Certificate. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, (x) a certificate on behalf of the Company by the chief executive officer and the chief financial officer of the Company (i) confirming that such officers have carefully reviewed the Registration Statement, the Pricing Disclosure Package and the Prospectus and, to the best knowledge of such officers, the representations of the Company set forth in Sections 3(b) and 3(d)

hereof are true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be, and (iii) to the effect set forth in paragraphs (a), (c) and (d) above, (y) a certificate on behalf of the Company by the chief financial officer of the Company with respect to certain selected consolidated financial and other data in form and substance reasonably satisfactory to the Representatives, and (z) a certificate of each of the Management Selling Stockholders, in form and substance reasonably satisfactory to the Representatives, (A) confirming that the representations of such Management Selling Stockholder set forth in Sections 4(e), 4(f), and 4(g) hereof is true and correct and (B) confirming that the other representations and warranties of such Management Selling Stockholder in this Agreement are true and correct and that such Management Selling Stockholder has complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to such Closing Date.
     (e) Comfort Letters. On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, Grant Thornton LLP shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus; provided, that the letter delivered on the Closing Date or the Additional Closing Date, as the case may be, shall use a “cut-off” date no more than three business days prior to such Closing Date or such Additional Closing Date, as the case may be.
     (f) Opinion and 10b-5 Statement of Counsel for the Company. Orrick, Herrington & Sutcliffe LLP, counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion and their 10b-5 statement, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-1 hereto.
     (g) Opinion of Irish Counsel for the Company and IronPlanet Limited. Matheson Ormsby Prentice, counsel for the Company and IronPlanet Limited, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-2 hereto.
     (h) Opinion of Counsel for the Selling Stockholders. Whalen LLP, counsel for the Selling Stockholders, shall have furnished to the Representatives, at the request of the Selling Stockholders, their written opinion dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-3 hereto.

     (i) Opinion and 10b-5 Statement of Counsel for the Underwriters. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion and 10b-5 statement of Wilson Sonsini Goodrich & Rosati, P.C., counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.
     (j) No Legal Impediment to Issuance and/or Sale. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares by the Company or the sale of the Shares by the Selling Stockholders; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares by the Company or the sale of the Shares by the Selling Stockholders.
     (k) Good Standing. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, satisfactory evidence of the good standing of the Company and its subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.
     (l) Exchange Listing. The Shares to be delivered on the Closing Date or Additional Closing Date, as the case may be, shall have been approved for listing on the Exchange, subject to official notice of issuance.
     (m) Lock-up Agreements. The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between you and certain stockholders, officers and directors of the Company relating to sales and certain other dispositions of shares of Stock or certain other securities, delivered to you on or before the date hereof, shall be full force and effect on the Closing Date or Additional Closing Date, as the case may be.
     All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.
     9. Indemnification and Contribution.
     (a) Indemnification of the Underwriters by the Company and Management Selling Stockholders. The Company and each Management Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter, its affiliates, directors, officers, and selling agents, and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other reasonable expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, (ii) or any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act or any Pricing Disclosure Package (including any Pricing Disclosure Package that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below.
     (b) Indemnification of the Underwriters by the Selling Stockholders Who Are Not Management Selling Stockholders. Each of the Selling Stockholders who is not a Management Selling Stockholder severally and not jointly hereunder agrees to indemnify and hold harmless each Underwriter, its affiliates, directors, officers, selling agents, and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the indemnity set forth in paragraph (a) above, provided, that, each Selling Stockholder’s agreement to indemnify and hold harmless hereunder shall only apply insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission to state a material fact made in reliance upon and in conformity with any information furnished by such Selling Stockholder in writing to the Company, relating to such Selling Stockholder expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Applicable Time Information; it being understood and agreed that for purposes of this Agreement, the only such information so furnished by a Selling Stockholder consists of such Selling Stockholder’s own Selling Stockholder Information, and not the information provided by other Selling Stockholders or Management Selling Stockholders.
     (c) Indemnification of the Company, Directors and Officers, and the Selling Stockholders. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and each of the Selling Stockholders to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Pricing Disclosure Package, it

being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter; the concession and reallowance figures and information regarding discretionary sales appearing in the third paragraph under the caption “Underwriting” and the 13th and 14th paragraphs under the caption “Underwriting” regarding stabilizing transactions.
     (d) Indemnification of the Designated Underwriter by the Company. The Company agrees to indemnify and hold harmless the Designated Underwriter and each person, if any, who controls the Designated Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (the “Designated Entities”), from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other reasonable expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Directed Stock Participants in connection with the Directed Stock Program or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the failure of any Directed Stock Participant to pay for and accept delivery of Directed Stock that the Directed Stock Participant agreed to purchase, or (iii) the Directed Stock Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith, gross negligence, or willful misconduct of the Designated Entities.
     (e) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to the preceding paragraphs of this Section 9, such person (the “Indemnified Person”) shall notify as promptly as reasonably practicable the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under the preceding paragraphs of this Section 9. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the

Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by J.P. Morgan Securities Inc., any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company and any such separate firm for the Selling Stockholders shall be designated in writing by the Attorneys-in-Fact or any one of them. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to Section 9(d) in respect of such action or proceeding, then, in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for the Designated Entities for the defense of any losses, claims, damages and liabilities arising out of the Directed Stock Program if representation of the Underwriters and the Designated Entities by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.
     (f) Contribution. If the indemnification provided for in paragraphs (a), (b) and (c) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters on the other, from the offering of the Shares and with the proportion among the Company and the Selling Stockholders to reflect the relative fault of the Company and the Selling Stockholders or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and with the proportion among the Company and the Selling Stockholders to reflect the relative fault of the Company and the Selling Stockholders. The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company and the Selling Stockholders from the sale of the Shares and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate initial public offering price of the Shares as set forth on the cover of the Prospectus. The relative fault of the Company and the Selling Stockholders, on the one hand, and the Underwriters on the other, and among the Company and the Selling Stockholders, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders, or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of the Underwriter and such Underwriters’ selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. The Underwriters’ respective obligations to contribute pursuant to this Section 9 are several in proportion to the number of Shares set forth opposite their respective names in Schedule A hereto and not joint. The Selling Stockholders’ respective obligations to contribute pursuant to this Section 9 are several and not joint.
     (g) Limitation on Underwriters’ Liability. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Selling Stockholders or the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (f) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (f) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 9, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective purchase obligations hereunder and not joint.
     (h) Non-Exclusive Remedies. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity. Without limiting the generality of the foregoing, the provisions of this Section 9 shall not affect any agreement among the Company and the Selling Stockholders with respect to indemnification and contribution.
     (i) Limitation of Selling Stockholder Liability. Notwithstanding anything herein to the contrary, the aggregate liability of each Selling Stockholder under such Selling Stockholder’s representations and warranties contained in Section 4 hereof, under the certificates delivered by each Management Selling Stockholder pursuant to Section 8(e) and under the indemnity and contribution agreements contained in this Section 9 or otherwise pursuant to this Agreement shall be limited to an amount equal to the aggregate net proceeds (which, for the avoidance of doubt, the parties hereto acknowledge is equal to the aggregate gross proceeds from such Shares less underwriting commissions and discounts related to such Shares) of the Shares sold by such Selling Stockholders to the Underwriters.
     10. Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
     11. Termination.
     (a) Termination; General. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company and the Selling Stockholders, if after the execution and delivery of this Agreement and prior to the Closing Date or, in the case of the Option Shares, prior to the Additional Closing Date (i) trading generally shall have been suspended or materially limited by the Exchange; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over the counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.
     (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 13 hereof, and provided further that Sections 1, 9, and 12 shall survive such termination and remain in full force and effect.
     (c) Lock-up Agreement Termination. If this Agreement is terminated for any reason, lock-up agreements referred to in Section 8(m) shall be automatically terminated contemporaneously with the termination hereof.

     12. Defaulting Underwriter.
     (a) If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Shares that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Shares by other persons satisfactory to the Company and the Selling Stockholders on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Shares, then the Company and the Selling Stockholders shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Shares on such terms. If other persons become obligated or agree to purchase the Shares of a defaulting Underwriter, either the non-defaulting Underwriters or the Company and the Selling Stockholders may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to six full business days in order to effect any changes that in the opinion of counsel for the Company, counsel for the Selling Stockholders or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 12, purchases Shares that a defaulting Underwriter agreed but failed to purchase.
     (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company and the Selling Stockholders as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, is equal to or less than 10% of the aggregate number of Shares to be purchased on such date, then the Company and the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Shares that such Underwriter agreed to purchase on such date) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.
     (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company and the Selling Stockholders as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, is greater than 10% of the aggregate amount of Shares to be purchased on such date, or if the Company and the Selling Stockholders shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Shares on the Additional Closing Date, shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 12 shall be without liability on the part of the Company, except that the Company and the Selling Stockholders will continue to be liable for the payment of expenses as set forth in Section 13 hereof and except that the provisions of Section 9 hereof shall not terminate and shall remain in effect.

     (d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company, the Selling Stockholders, or any non-defaulting Underwriter for damages caused by its default.
     13. Payment of Expenses.
     (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses actually incurred and incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Pricing Disclosure Package and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing the Underwriting Agreement; (iv) the fees and expenses of the Company’s counsel and independent accountants; (v) the reasonable fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Shares under the laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriters); (vi) the cost of preparing stock certificates, if any; (vii) the costs and charges of any transfer agent and any registrar; (viii) all application fees and reasonable expenses incurred in connection with any filing with, and clearance of the offering by, FINRA; (ix) all expenses incurred by the Company in connection with any “road show” presentation to potential investors; (x) all expenses and application fees related to the listing of the Shares on the Exchange; and (xi) all reasonable fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Stock Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Stock Program. It is understood, however, that except as provided in this Section 13 or Section 9 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on the resale of any of the Shares owned by them, any advertising expenses connected with any offers they may make and all travel, lodging and other expenses of the Underwriters or any of their employees incurred by them in connection with the road show; provided, however, that the Company and the Underwriters shall share all charter aircraft expenses on a 50-50 basis between the Underwriters or any of their employees in connection with the road show. It is further understood that all expenses other than underwriting discounts and commissions incurred with the registrations, filings or qualifications of the Shares of the Selling Stockholders, including (without limitation) the reasonable fees and disbursements counsel for the Selling Stockholders, shall be borne by the Company .
     (b) If (i) this Agreement is terminated pursuant to Section 11, (ii) the Company or the Selling Stockholders for any reason fail to cause the tender of the Shares for delivery to the Underwriters (other than as a result of a termination pursuant to clauses (i) or (iii) of Section 11 or pursuant to Section 12), or (iii) the Underwriters decline to purchase the Shares for any reason permitted under this Agreement, the Company (and, if one or more Selling Stockholders fail to tender their Shares for delivery to the Underwriters or if this Agreement is terminated as a result of such Selling Stockholder’s or such Selling Stockholders’ failure to perform its or their obligations under Section 8 hereof, in each case without any fault on the part of the Company, the Underwriters, or the other Selling Stockholders, each of those non-tendering Selling Stockholders) agrees to reimburse the Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) actually and reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby; provided that, if a Selling Stockholder fails to tender its Shares for delivery to the Underwriters (without any fault on the part of the Company, the Underwriters or the other Selling Stockholders), such Selling Stockholder agrees to reimburse the Underwriters only for such out of pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with such Selling Stockholder’s failure to deliver its Shares.
     14. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto, including the Selling Stockholders, and their respective successors and the officers and directors and any controlling persons referred to in Section 9 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Shares from any Underwriter shall be deemed to be a successor merely by reason of such purchase.
     15. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Selling Stockholders, and the Underwriters contained in this Agreement or made by or on behalf of the Company, the Selling Stockholders, or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Selling Stockholders, or the Underwriters.
     16. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act; and (d) the term “significant subsidiary” has the meaning set forth in Rule 1-02 of Regulation S-X under the Exchange Act.
     17. Miscellaneous.
     (a) Authority of J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc. Any action by the Underwriters hereunder may be taken by J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc. on behalf of the Underwriters, and any such action taken by J.P. Morgan Securities Inc. or Deutsche Bank Securities Inc. shall be binding upon the Underwriters.
     (b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives c/o J.P. Morgan Securities Inc., 383 Madison Avenue, New York, New York 10179, Fax: (212) 622-8358, Attention: Equity Syndicate Desk; and c/o Deutsche Bank Securities Inc., 60 Wall Street, 4th Floor, New York, NY 10005, Fax: (212) 797-9344, Attention: ECM Syndicate Desk,

with a copy to the General Counsel, Fax: (212) 797-4564). Notices to the Company shall be given to it at IronPlanet, Inc., 4695 Chabot Drive, Suite 102, Pleasanton, California 94588, Fax: (678) 586-2305, Attention: Chief Financial Officer; with a copy to John V. Bautista, Esq., Orrick, Herrington & Sutcliffe LLP, 1000 Marsh Road, Menlo Park, California 94025. Notices to the Selling Stockholders shall be given to the Attorneys-in-Fact at IronPlanet, Inc., 4695 Chabot Drive, Suite 102, Pleasanton, California 94588, Fax: (678) 586-2305, Attention: Chief Executive Officer and Chief Financial Officer.
     (c) Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such state.
     (d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.
     (e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.
     (f) Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph, provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision thereof. If any Section, paragraph, or provision of this Agreement is for any reason determined to be invalid of unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.
     (g) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours, IRONPLANET, INC.
By:
Title:

[SELLING STOCKHOLDERS]
By:
Name:
Title:

By:
Name:
Title:

As Attorneys-in-Fact acting severally on behalf of each of the Selling Stockholders named in Schedule 2 to this Agreement.

Accepted:                     , 2010
J.P. MORGAN SECURITIES INC.
DEUTSCHE BANK SECURITIES INC.
For themselves and on behalf of the
several Underwriters listed
in Schedule 1 hereto.
J.P. MORGAN SECURITIES INC.

By:
Authorized Signatory

DEUTSCHE BANK SECURITIES INC.

By:
Authorized Signatory

By:
Authorized Signatory

Schedule 1

Underwriter	Number of Shares
J.P. Morgan Securities Inc.

Deutsche Bank Securities Inc.

Cowen and Company, LLC

Piper Jaffray & Co.

Needham & Company, LLC

Total

Sch.1-1

Schedule 2

	Number of	Number of
Selling Stockholders:	Underwritten Shares:	Option Shares:

	Number of	Number of
Management Selling Stockholders:	Underwritten Shares:	Option Shares:

Sch.2-1

Annex A-1
Form of Opinion and 10b-5 Statement of Counsel for the Company

Annex A-1-1

Annex A-2
Form of Opinion of Irish Counsel for the Company and IronPlanet Limited

Annex A-2-1

Annex A-3
Form of Opinion of Counsel For The Selling Stockholders

Annex A-3-1

Annex B
a.       Pricing Disclosure Package
b.      Pricing Information Provided Orally by Underwriters

Annex B-1

Annex C
IronPlanet, Inc.

Pricing Term Sheet

Annex C-1

Exhibit A
FORM OF LOCK-UP AGREEMENT